LOCK-UP AGREEMENT

Lock-Up Agreement (this "Agreement") is entered into as of September 16, 2014, by and between MediJane Holdings Inc., a Nevada corporation (the "Company"), and the shareholder of the Company named on the signature page hereof (the "Shareholder").

RECITALS:

A. The Company and certain purchasers (the "Purchasers"), have entered into a Securities Purchase Agreement dated as of September 16, 2014 (the "Purchase Agreement"), pursuant to which the Purchasers have agreed to purchase, and the Company has agreed to sell, shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), and warrants to purchase shares of Common Stock.

B. Shareholder is a shareholder of the Company and owns and/or controls shares of Common Stock (the "Shares").

C. As a condition to the Purchasers entering into the Purchase Agreement, Shareholder has agreed to the lock-up set forth in Section 1 hereof.

D. Capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

AGREEMENTS:

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Lock-Up. Shareholder hereby agrees that, except as set forth in Section 2 below, from the date hereof until the 90th day following the date that the Registration Statement is declared effective by the Commission (the "Lock-up Period"), without the prior written consent of the Company and the Purchasers, he will not offer, pledge, sell, contract to sell, grant any options for the sale of or otherwise transfer, distribute or dispose of, directly or indirectly (collectively "Dispose of"), any Shares (the "Lock-up"). On and after the 1st day following the last day of the Lock-up Period, no Shares shall be subject to the Lock-up.

2. Permitted Dispositions. The following dispositions of Shares shall not be subject to the Lock-up set forth in Section 1:

(a) Shareholder may Dispose of Shares to his spouse, siblings, parents or any natural or adopted children or other descendants or to any personal trust in which any such family member or Shareholder retains the entire beneficial interest;

(b) Shareholder may Dispose of Shares on his death to Shareholder's estate, executor, administrator or personal representative or to Shareholder's beneficiaries pursuant to a devise or bequest or by laws of descent and distribution;

(c) Shareholder may Dispose of Shares as a gift or other transfer without consideration; and

(d) Shareholder may make a bona fide pledge of Shares to a lender;

provided, however, that in the case of any transfer of Shares pursuant to clauses (a), (c), and (d), the transferor shall, at the request of the Company, provide evidence (which may include, without limitation, an opinion of counsel satisfactory in form, scope and substance to the Company in its sole discretion as the issuer thereof) satisfactory to the Company that the transfer is exempt from the registration requirements of the Securities Act of 1933, as amended.

In the event Shareholder Disposes of Shares described in this Section 2, such Shares shall remain subject to this Agreement and, as a condition of the validity of such disposition, the transferee shall be required to execute and deliver a counterpart of this Agreement. Thereafter, such transferee shall be deemed to be the Shareholder for purposes of this Agreement.

3. Miscellaneous.

(a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given other than as initially agreed upon in writing by the Company, Shareholder and the Purchasers.

(b) Successors and Assigns. Shareholder shall not assign any rights or benefits under this Agreement without the prior written consent of the Company and the Purchasers.

(c) Counterparts. This Agreement may be executed in a number of identical counterparts and it shall not be necessary for the Company and Shareholder to execute each of such counterparts, but when each has executed and delivered one or more of such counterparts, the several parts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each in accordance with its terms. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement of this Agreement is sought.

(d) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(e) Governing Law; Venue. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW. The Company and Shareholder (i) hereby irrevocably submit to the non-exclusive jurisdiction of the United States District Court sitting in the Northern District of Texas and the courts of the State of Texas located in Dallas County for the purposes of any suit, action or proceeding arising out of

or relating to this Agreement, and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that he or it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

(f) Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

(g) Entire Agreement. This Agreement is intended by the Company and the Shareholder as a final expression of their agreement and is intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the Company and the Shareholder with respect to such subject matter.

(h) Third Party Beneficiaries. This Agreement is intended for the benefit of the Company, Shareholder and the Purchasers and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity. The Company and Shareholder each specifically acknowledge and agree that each Purchaser is a third party beneficiary of this Agreement.

[Remainder of page intentionally left blank. Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MEDIJANE HOLDINGS INC.

By:____________________________________
Ronald Lusk, *President & CEO*

"SHAREHOLDER":

PHOENIX BIO PHARMACEUTICALS
CORPORATION

By:____________________________________
Lewis Humer, *Director*

LOCK-UP AGREEMENT

Lock-Up Agreement (this "Agreement") is entered into as of September 16, 2014, by and between MediJane Holdings Inc., a Nevada corporation (the "Company"), and the shareholder of the Company named on the signature page hereof (the "Shareholder").

RECITALS:

A. The Company and certain purchasers (the "Purchasers"), have entered into a Securities Purchase Agreement dated as of September 16, 2014 (the "Purchase Agreement"), pursuant to which the Purchasers have agreed to purchase, and the Company has agreed to sell, shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), and warrants to purchase shares of Common Stock.

B. Shareholder is a shareholder of the Company and owns and/or controls shares of Common Stock (the "Shares").

C. As a condition to the Purchasers entering into the Purchase Agreement, Shareholder has agreed to the lock-up set forth in Section 1 hereof.

D. Capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

AGREEMENTS:

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Lock-Up. Shareholder hereby agrees that, except as set forth in Section 2 below, from the date hereof until the 90th day following the date that the Registration Statement is declared effective by the Commission (the "Lock-up Period"), without the prior written consent of the Company and the Purchasers, he will not offer, pledge, sell, contract to sell, grant any options for the sale of or otherwise transfer, distribute or dispose of, directly or indirectly (collectively "Dispose of"), any Shares (the "Lock-up"). On and after the 1st day following the last day of the Lock-up Period, no Shares shall be subject to the Lock-up.

2. Permitted Dispositions. The following dispositions of Shares shall not be subject to the Lock-up set forth in Section 1:

(a) Shareholder may Dispose of Shares to his spouse, siblings, parents or any natural or adopted children or other descendants or to any personal trust in which any such family member or Shareholder retains the entire beneficial interest;

(b) Shareholder may Dispose of Shares on his death to Shareholder's estate, executor, administrator or personal representative or to Shareholder's beneficiaries pursuant to a devise or bequest or by laws of descent and distribution;

(c) Shareholder may Dispose of Shares as a gift or other transfer without consideration; and

(d) Shareholder may make a bona fide pledge of Shares to a lender;

provided, however, that in the case of any transfer of Shares pursuant to clauses (a), (c), and (d), the transferor shall, at the request of the Company, provide evidence (which may include, without limitation, an opinion of counsel satisfactory in form, scope and substance to the Company in its sole discretion as the issuer thereof) satisfactory to the Company that the transfer is exempt from the registration requirements of the Securities Act of 1933, as amended.

In the event Shareholder Disposes of Shares described in this Section 2, such Shares shall remain subject to this Agreement and, as a condition of the validity of such disposition, the transferee shall be required to execute and deliver a counterpart of this Agreement. Thereafter, such transferee shall be deemed to be the Shareholder for purposes of this Agreement.

3. Miscellaneous.

(a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given other than as initially agreed upon in writing by the Company, Shareholder and the Purchasers.

(b) Successors and Assigns. Shareholder shall not assign any rights or benefits under this Agreement without the prior written consent of the Company and the Purchasers.

(c) Counterparts. This Agreement may be executed in a number of identical counterparts and it shall not be necessary for the Company and Shareholder to execute each of such counterparts, but when each has executed and delivered one or more of such counterparts, the several parts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each in accordance with its terms. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement of this Agreement is sought.

(d) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(e) Governing Law; Venue. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW. The Company and Shareholder (i) hereby irrevocably submit to the non-exclusive jurisdiction of the United States District Court sitting in the Northern District of Texas and the courts of the State of Texas located in Dallas County for the purposes of any suit, action or proceeding arising out of

or relating to this Agreement, and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that he or it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

(f) Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

(g) Entire Agreement. This Agreement is intended by the Company and the Shareholder as a final expression of their agreement and is intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the Company and the Shareholder with respect to such subject matter.

(h) Third Party Beneficiaries. This Agreement is intended for the benefit of the Company, Shareholder and the Purchasers and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity. The Company and Shareholder each specifically acknowledge and agree that each Purchaser is a third party beneficiary of this Agreement.

[Remainder of page intentionally left blank. Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MEDIJANE HOLDINGS INC.

By:______________________________

Russell Stone, *Chief Operating Officer*

"SHAREHOLDER":

By:______________________________

Ronald Lusk, *individually*

LOCK-UP AGREEMENT

Lock-Up Agreement (this "Agreement") is entered into as of September 16, 2014, by and between MediJane Holdings Inc., a Nevada corporation (the "Company"), and the shareholder of the Company named on the signature page hereof (the "Shareholder").

RECITALS:

A. The Company and certain purchasers (the "Purchasers"), have entered into a Securities Purchase Agreement dated as of September 16, 2014 (the "Purchase Agreement"), pursuant to which the Purchasers have agreed to purchase, and the Company has agreed to sell, shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), and warrants to purchase shares of Common Stock.

B. Shareholder is a shareholder of the Company and owns and/or controls shares of Common Stock (the "Shares").

C. As a condition to the Purchasers entering into the Purchase Agreement, Shareholder has agreed to the lock-up set forth in Section 1 hereof.

D. Capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

AGREEMENTS:

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Lock-Up. Shareholder hereby agrees that, except as set forth in Section 2 below, from the date hereof until the 90th day following the date that the Registration Statement is declared effective by the Commission (the "Lock-up Period"), without the prior written consent of the Company and the Purchasers, he will not offer, pledge, sell, contract to sell, grant any options for the sale of or otherwise transfer, distribute or dispose of, directly or indirectly (collectively "Dispose of"), any Shares (the "Lock-up"). On and after the 1st day following the last day of the Lock-up Period, no Shares shall be subject to the Lock-up.

2. Permitted Dispositions. The following dispositions of Shares shall not be subject to the Lock-up set forth in Section 1:

(a) Shareholder may Dispose of Shares to his spouse, siblings, parents or any natural or adopted children or other descendants or to any personal trust in which any such family member or Shareholder retains the entire beneficial interest;

(b) Shareholder may Dispose of Shares on his death to Shareholder's estate, executor, administrator or personal representative or to Shareholder's beneficiaries pursuant to a devise or bequest or by laws of descent and distribution;

(c) Shareholder may Dispose of Shares as a gift or other transfer without consideration; and

(d) Shareholder may make a bona fide pledge of Shares to a lender;

provided, however, that in the case of any transfer of Shares pursuant to clauses (a), (c), and (d), the transferor shall, at the request of the Company, provide evidence (which may include, without limitation, an opinion of counsel satisfactory in form, scope and substance to the Company in its sole discretion as the issuer thereof) satisfactory to the Company that the transfer is exempt from the registration requirements of the Securities Act of 1933, as amended.

In the event Shareholder Disposes of Shares described in this Section 2, such Shares shall remain subject to this Agreement and, as a condition of the validity of such disposition, the transferee shall be required to execute and deliver a counterpart of this Agreement. Thereafter, such transferee shall be deemed to be the Shareholder for purposes of this Agreement.

3. Miscellaneous.

(a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given other than as initially agreed upon in writing by the Company, Shareholder and the Purchasers.

(b) Successors and Assigns. Shareholder shall not assign any rights or benefits under this Agreement without the prior written consent of the Company and the Purchasers.

(c) Counterparts. This Agreement may be executed in a number of identical counterparts and it shall not be necessary for the Company and Shareholder to execute each of such counterparts, but when each has executed and delivered one or more of such counterparts, the several parts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each in accordance with its terms. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement of this Agreement is sought.

(d) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(e) Governing Law; Venue. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW. The Company and Shareholder (i) hereby irrevocably submit to the non-exclusive jurisdiction of the United States District Court sitting in the Northern District of Texas and the courts of the State of Texas located in Dallas County for the purposes of any suit, action or proceeding arising out of

or relating to this Agreement, and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that he or it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

(f) Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

(g) Entire Agreement. This Agreement is intended by the Company and the Shareholder as a final expression of their agreement and is intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the Company and the Shareholder with respect to such subject matter.

(h) Third Party Beneficiaries. This Agreement is intended for the benefit of the Company, Shareholder and the Purchasers and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity. The Company and Shareholder each specifically acknowledge and agree that each Purchaser is a third party beneficiary of this Agreement.

[Remainder of page intentionally left blank. Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MEDIJANE HOLDINGS INC.

By:____________________________
Ronald Lusk, *President & CEO*

"SHAREHOLDER":

By:____________________________
Lewis Humer, *individually*

LOCK-UP AGREEMENT

Lock-Up Agreement (this "Agreement") is entered into as of September 16, 2014, by and between MediJane Holdings Inc., a Nevada corporation (the "Company"), and the shareholder of the Company named on the signature page hereof (the "Shareholder").

RECITALS:

A. The Company and certain purchasers (the "Purchasers"), have entered into a Securities Purchase Agreement dated as of September 16, 2014 (the "Purchase Agreement"), pursuant to which the Purchasers have agreed to purchase, and the Company has agreed to sell, shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), and warrants to purchase shares of Common Stock.

B. Shareholder is a shareholder of the Company and owns and/or controls shares of Common Stock (the "Shares").

C. As a condition to the Purchasers entering into the Purchase Agreement, Shareholder has agreed to the lock-up set forth in Section 1 hereof.

D. Capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

AGREEMENTS:

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Lock-Up. Shareholder hereby agrees that, except as set forth in Section 2 below, from the date hereof until the 90th day following the date that the Registration Statement is declared effective by the Commission (the "Lock-up Period"), without the prior written consent of the Company and the Purchasers, he will not offer, pledge, sell, contract to sell, grant any options for the sale of or otherwise transfer, distribute or dispose of, directly or indirectly (collectively "Dispose of"), any Shares (the "Lock-up"). On and after the 1st day following the last day of the Lock-up Period, no Shares shall be subject to the Lock-up.

2. Permitted Dispositions. The following dispositions of Shares shall not be subject to the Lock-up set forth in Section 1:

(a) Shareholder may Dispose of Shares to his spouse, siblings, parents or any natural or adopted children or other descendants or to any personal trust in which any such family member or Shareholder retains the entire beneficial interest;

(b) Shareholder may Dispose of Shares on his death to Shareholder's estate, executor, administrator or personal representative or to Shareholder's beneficiaries pursuant to a devise or bequest or by laws of descent and distribution;

(c) Shareholder may Dispose of Shares as a gift or other transfer without consideration; and

(d) Shareholder may make a bona fide pledge of Shares to a lender;

provided, however, that in the case of any transfer of Shares pursuant to clauses (a), (c), and (d), the transferor shall, at the request of the Company, provide evidence (which may include, without limitation, an opinion of counsel satisfactory in form, scope and substance to the Company in its sole discretion as the issuer thereof) satisfactory to the Company that the transfer is exempt from the registration requirements of the Securities Act of 1933, as amended.

In the event Shareholder Disposes of Shares described in this Section 2, such Shares shall remain subject to this Agreement and, as a condition of the validity of such disposition, the transferee shall be required to execute and deliver a counterpart of this Agreement. Thereafter, such transferee shall be deemed to be the Shareholder for purposes of this Agreement.

3. Miscellaneous.

(a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given other than as initially agreed upon in writing by the Company, Shareholder and the Purchasers.

(b) Successors and Assigns. Shareholder shall not assign any rights or benefits under this Agreement without the prior written consent of the Company and the Purchasers.

(c) Counterparts. This Agreement may be executed in a number of identical counterparts and it shall not be necessary for the Company and Shareholder to execute each of such counterparts, but when each has executed and delivered one or more of such counterparts, the several parts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each in accordance with its terms. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement of this Agreement is sought.

(d) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(e) Governing Law; Venue. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW. The Company and Shareholder (i) hereby irrevocably submit to the non-exclusive jurisdiction of the United States District Court sitting in the Northern District of Texas and the courts of the State of Texas located in Dallas County for the purposes of any suit, action or proceeding arising out of

or relating to this Agreement, and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that he or it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

(f) Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

(g) Entire Agreement. This Agreement is intended by the Company and the Shareholder as a final expression of their agreement and is intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the Company and the Shareholder with respect to such subject matter.

(h) Third Party Beneficiaries. This Agreement is intended for the benefit of the Company, Shareholder and the Purchasers and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity. The Company and Shareholder each specifically acknowledge and agree that each Purchaser is a third party beneficiary of this Agreement.

[Remainder of page intentionally left blank. Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MEDIJANE HOLDINGS INC.

By:______________________________

Russell Stone, *Chief Operating Officer*

"SHAREHOLDER":

CADUCEUS INDUSTRIES LLC

By:______________________________

Ronald Lusk, *Manager & Member*